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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 25, 2003
(Date of earliest event reported)

TEAM FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Securities and Exchange Commission File Number: 000-26335

KANSAS (State or other jurisdiction of incorporation or organization)	48-1017164 (I.R.S. Employer Identification No.)

8 West Peoria, Suite 200, Paola, Kansas, 66071
(Address of principal executive offices) (Zip Code)

Registrant's telephone, including area code: (913) 294-9667

Item 7:    Financial Statements and Exhibits

        Attached is the press release for the annual and fourth quarter results.

  (c)
  Exhibits

Exhibit No.	Description
99.1	Press release dated April 24, 2003

Item 9:    Regulation FD Disclosure (including Item 12 information)

        The following information, which is intended to be furnished under Item 12 "Results of Operations and Financial Condition," is being furnished under this Item 9 in accordance with SEC Release No. 33-8216.

        On April 24 2003, Team Financial, Inc. issued a press release announcing first quarter 2003 financial results. A copy of the press release as well as supplemental information is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

        The information in this report is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and pursuant to Item 12 of Form 8-K will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEAM FINANCIAL, INC.
Date: April 25, 2003	By:	/s/ MICHAEL L. GIBSON Michael L. Gibson President of Investments Chief Financial Officer

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  Item 7: Financial Statements and Exhibits
  Item 9: Regulation FD Disclosure (including Item 12 information)
SIGNATURES